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                                                                    Exhibit 10.4

                           INDEMNIFICATION AGREEMENT

          This Agreement (the "Agreement") made and entered into as of July 1, 2001, (the "Effective Date"), by and between The GSI Group, Inc, a Delaware corporation (the "Company"), and John C. Sloan ("Indemnitee"):

          Competent and experienced persons are becoming more reluctant to serve as directors and officers of corporations unless they are provided with adequate protection, generally through insurance and indemnification, against claims and actions against them for their activities on behalf or at the request of such corporations; and

          Uncertainties in the interpretations of the statutes, regulations, laws and public policies relating to indemnification of corporate directors and officers are such as to make an adequate and reliable assessment of the risks and potential liabilities to which directors and officers of corporations may become personally exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers in connection with their activities in such capacity and by reason of their status as such; and

          The Company, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably make it more difficult for the Company to attract and retain directors and officers of the highest degree of competence committed to the active and effective direction and supervision of the business and affairs of the Company, and its subsidiaries and affiliates and the operation of its and their facilities; and

          The Company deems these consequences to be so detrimental to the best interests of the Company's shareholders that it has concluded that the Company should act to provide its directors and officers with enhanced protection against the inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to these positions and, in this connection, the Board of Directors of the Company has further concluded that it is not only reasonable and prudent but also necessary for the Company to contractually obligate itself to indemnify to the fullest extent permitted by applicable law its directors and officers, and to assume, to the maximum extent permitted by applicable law, financial responsibility for expenses and liabilities which might be incurred by such individuals in connection with claims lodged against them for their decisions and actions in such capacity; and

          Title 8 of the Corporation Act of the State of Delaware ("Title 8"), under which law the Company is organized, empowers a corporation organized in Delaware to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise; and

          The Bylaws and the Articles of Incorporation of the Company permit indemnification in accordance with and to the full extent permitted by the laws of the State of Delaware; and

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          The Company has (i) reviewed the type of insurance available to insure the directors and officers of the Company and of its subsidiaries and affiliates against costs, expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are, or are threatened to be made a party by reason of their status, decisions or actions in such positions, (ii) studied the nature and extent of the coverage provided by insurance and the cost to the Company, (iii) concluded that it would be in the best interests of the Company and its shareholders for the Company to enter into agreements to indemnify certain persons in the form of this Agreement; and

          The Company desires to have Indemnitee serve as a director or officer of the Company, its subsidiaries or affiliates, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee such service; and

          Indemnitee is willing to continue to serve the Company in the above-mentioned capacity on the condition that Indemnitee be indemnified as provided for herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and based on the premises set forth above, the Company and Indemnitee covenant and agree as follows:

          Section 1. Services by Indemnitee. Indemnitee agrees to serve as a director or officer of the Company, or at the request of the Company as a director or officer of its subsidiaries or affiliates or as a member of any committee of any such board of directors. Indemnitee may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position but shall continue to be fully obligated hereunder.

          Section 2. Indemnification-General. The Company shall indemnify, and advance Expenses (as defined below), to Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date of this Agreement and to any greater extent that applicable law may in the future from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

          Section 3. Indemnification for Proceedings. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if by reason of Indemnitee's Corporate Status (as defined below), Indemnitee was, is, or is threatened to be made, a named defendant or respondent to any Proceeding (as defined below), including to the extent any such Proceeding involves the negligence of Indemnitee. Pursuant to this Section 3, Indemnitee shall be indemnified against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable Expenses actually incurred by Indemnitee (including, without limitation, those incurred on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter in it, if the Company fails to demonstrate by a preponderance of the evidence that Indemnitee did not (a) conduct himself or herself in good faith, (b) reasonably believe (i) in the case of conduct in Indemnitee's Official Capacity (as defined below) that

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Indemnitee's conduct was in the Company's best interests and (ii) in all other cases, that Indemnitee's conduct was at least not opposed to the best interests of the Company, and (c) in the case of any criminal Proceeding, have reasonable cause to believe Indemnitee's conduct was unlawful.

          Section 4. Limitation on Indemnification. Proceedings by or in Behalf of the Company. Notwithstanding the provisions of Section 3 above, unless (and to the extent) permitted by then applicable law, if, in a Proceeding, Indemnitee is found liable to the Company, its subsidiaries or affiliates or is found liable on the basis that personal benefit was improperly received by Indemnitee, the rights of indemnification provided in Section 3 shall be limited to reasonable Expenses actually incurred by Indemnitee in connection with the Proceeding and shall not be made in respect of any Proceeding in which Indemnitee shall have been found liable for willful or intentional misconduct in the performance of Indemnitee's duty to the Company, its subsidiaries or affiliates.

          Section 5. Court Ordered Indemnification. Notwithstanding the provisions of Section 3 and Section 4 above, Indemnitee may apply for indemnification to any court of competent jurisdiction and if, upon application, the court determines, after giving any notice the court considers necessary, that Indemnitee is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, whether or not Indemnitee has met the requirements set forth in Section 3 above or has been adjudged liable in the circumstances described in Section 4 above, the court may order the indemnification that the court determines is proper and equitable. The court shall, however, limit indemnification to reasonable Expenses incurred by the Indemnitee if the Indemnitee is found liable to the Company, its subsidiaries or affiliates or if Indemnitee is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in Indemnitee's Official Capacity.

          Section 6. Indemnification for Expenses of a Party Who is Successful. Without limiting the effect of any other provision of this Agreement, if Indemnitee is, by reason of Indemnitee's Corporate Status, a named defendant or respondent in a Proceeding and is wholly successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses actually incurred by Indemnitee (including without limitation, those incurred on Indemnitee's behalf) in connection with the Proceeding. To the extent permitted by then applicable law, if Indemnitee is not wholly successful in a Proceeding but is wholly successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a wholly successful result as to the claim, issue or matter.

          Section 7. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, the Company shall pay and reimburse all Expenses incurred by Indemnitee in connection with Indemnitee's appearance as a witness or other participation in a Proceeding at a time when Indemnitee is not a named defendant or respondent in the Proceeding.

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          Section 8.  Advancement of Expenses.  The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten business days after the receipt by the Company of a statement or statements from Indemnitee requesting an advance or advances from time to time (or, in the event a determination of entitlement to an advance is required in accordance with applicable law as specified below, within ten business days after the determination that such advancement is permissible), whether prior to or after final disposition of the Proceeding. Each statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written affirmation by Indemnitee of Indemnitee's good faith belief that Indemnitee has met the standard of conduct necessary for indemnification under this Agreement and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against the Expenses. Each written undertaking to pay the amounts advanced must be an unlimited general obligation but need not be secured, and shall be accepted without reference to financial ability to make repayment.

          Section 9. Interval Protection Against Premature Enforcement. The Company and the Indemnitee agree that any Interval Protection (as defined below) provided for in this Section 9 is an Expense (as defined below). During the interval between the Company's receipt of Indemnitee's request for indemnification and the latest to occur of (a) payment in full to Indemnitee of the indemnification to which Indemnitee is entitled, or (b) a determination (if required) pursuant to Section 10 or a final adjudication or conclusion of an arbitration pursuant to Section 12 (if Indemnitee elects to seek an adjudication or arbitration) that Indemnitee is not entitled to indemnification, the Company shall provide "Interval Protection" which, for purposes of this Agreement, shall mean the taking of the necessary steps (whether or not the steps require expenditures to be made by the Company at that time) to stay, pending a final determination of Indemnitee's entitlement to indemnification (and, if Indemnitee is so entitled), the payment, the execution, enforcement or collection of any judgments, penalties, fines or any other amounts for which Indemnitee may be liable (and as to which Indemnitee has requested indemnification) in order to avoid Indemnitee's being or becoming in default with respect to any amounts (the necessary steps to include, but not be limited to, the procurement of a surety bond to achieve a stay or the loan to Indemnitee of amounts necessary to satisfy the judgments, penalties, fines or other amounts for which Indemnitee may be liable and as to which a stay of execution cannot be obtained, the Board of Directors by its approval of the form of this Agreement having made the judgment that, in general, the loan or similar assistance may reasonably be expected to benefit the Company), within three days after receipt of Indemnitee's written request, together with a written undertaking by Indemnitee to repay, no later than 90 days following receipt of statement from the Company, amounts (if any) expended by the Company for that purpose, if it is ultimately determined (in a final adjudication or conclusion of an arbitration pursuant to Section 12, if Indemnitee elects to seek such an adjudication or arbitration, and otherwise in a determination (if required) pursuant to Section 10) that Indemnitee is not entitled to be indemnified against the judgments, penalties, fines or other amounts, provided that in no event shall the Company pay the amount of any judgment, penalty, fine or other amount except pursuant to Section 2, 3, 5 or 13 (if applicable).

          Section 10. Procedure for Determination of Entitlement to Indemnification.

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          (a)  To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including documentation and information which is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The General Counsel of the Company (or, if there is no General Counsel, the Secretary of the Company) shall, promptly upon receipt of a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

          (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 10(a), a determination, if required by applicable law, with respect to Indemnitee's entitlement shall be made in the specific case: (i) if a Change of Control (as defined below) shall have occurred, by Independent Counsel (as defined below) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by the Board of Directors or the shareholders, in which case by the Board of Directors or shareholders in the manner provided for in clause (ii)(A) or (C), as the case may be, or pursuant to clause (iii) of this Section 10(b)); or (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as defined below), or, if a quorum is not obtainable, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more Disinterested Directors or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, if such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or
               (C) if requested by Indemnitee by the shareholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding; or (iii) as provided in Section 11(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to the determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making the determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company indemnifies and agrees to hold Indemnitee harmless from them.

          (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this
               Section 10(c), and, if required by then applicable law, a determination as to the reasonableness of Expenses shall be made by the Board of Directors or a committee of the Board of Directors by vote in the manner set

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               forth in Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company. If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if such a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, which counsel shall be selected from a list identifying two alternative separate Independent Counsel provided in writing by Indemnitee, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company (as to the written list), as the case may be, may, within seven days after written notice shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to the selection or list of Independent Counsel, as the case may be. The objection may be asserted only on the ground that the Independent Counsel so selected or identified in the list does not meet the requirements "Independent Counsel' as defined in Section 18 of this Agreement, and the objection shall set forth with particularity the factual basis of the assertion. If written objection is made, the Independent Counsel so elected or identified in the list may not serve as Independent Counsel unless and until a court has determined that the objection is without merit, and the Company and Indemnitee, as the case may be, may at any time after receipt of the other's written objection give the other written notice of the selection of an alternative Independent Counsel or a list identifying two alternative separate Independent Counsel, as applicable, and the procedure for objecting to the Independent Counsel set forth above shall again be followed (the "Selection Process"). The Selection Process shall be followed as many times as may be necessary until Independent Counsel is selected without objection. Notwithstanding the foregoing, if within 30 days after submission by Indemnitee of the written request for indemnification pursuant to Section 10(a), no Independent Counsel shall have been selected or, if selected, shall have been objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company to the list provided by Indemnitee or by Indemnitee to the Company's selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 10(b). The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by the Independent Counsel in connection with acting pursuant to Section 10(b), and the Company shall pay all reasonable fees and expenses incident to the procedures of this
               Section 10(c), regardless of the manner in which the Independent Counsel was

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               selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in this capacity (subject to the applicable standards of professional conduct then prevailing).

          Section 11.  Presumptions and Effect of Certain Proceedings.

          (a) In making a determination with respect to entitlement to indemnification, the person or persons or entity making the determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b)  If the person, persons or entity empowered or selected under
               Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 30 days after receipt by the Company of the request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law; provided, however, that the 30-day period may be extended for a reasonable time, not to exceed an additional 15 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires the additional time for the obtaining or evaluating of documentation and/or information; and provided, further, that the foregoing provisions of this
               Section 11(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 10(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for the determination the Board of Directors has resolved to submit the determination to the shareholders for their consideration at an annual meeting thereof to be held within 75 days after receipt and determination is made there, or (B) a special meeting of stock holders is called within 15 days after receipt for the purpose of making a determination, the meeting is held for such purpose within 60 days after having been so called and the determination is made there, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b) of this Agreement.

          (c) The termination of any Proceeding or of any claim, issue or matter in it, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself be determinative that Indemnitee did not meet the requirements set forth in Section 3. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals.

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          Section 12.  Remedies of Indemnitee.

          (a) In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
               Section 11(b) of this Agreement and the determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Company of the request for indemnification, or (iv) payment of indemnification is not made pursuant to
               Section 6 or Section 7 of this Agreement within ten days after receipt by the Company of a written request for it, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification or the determination is deemed to have been made pursuant to Section 10 or Section 12 of this Agreement, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of Indemnitee's entitlement to indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Except for a proceeding seeking enforcement of rights under Section 6, Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence the proceeding pursuant to this Section 12(a). The Company shall not oppose Indemnitee's right to seek any adjudication or award in arbitration.

          (b) In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

          (c) If a determination shall have been made or deemed to have been made pursuant to Section 10 or Section 11 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by the determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law.

          (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall

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               stipulate in any court or before any arbitrator that the Company is bound by all the provisions of this Agreement.

          (e) To the extent permitted by then applicable law, in the event that Indemnitee, pursuant to this Section 12, seeks a judicial adjudication of, or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, and unless there is a specific judicial finding that Indemnitee's suit was frivolous, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 18 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration.

          Section 13.  Nonexclusivity; Survival of Rights; Insurance;
Subrogation.

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of shareholders or a resolution of directors, or otherwise. No amendment of this Agreement or any provision shall be effective as to Indemnitee with respect to any action taken or omitted by Indemnitee in Indemnitee's Corporate Status prior to amendment, alteration or repeal.

          (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, partners, venturers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, partner, venturer, employee or agent under the policy or policies.

          (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of the payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure the rights, including execution of documents necessary to enable the Company to bring suit to enforce these rights.

          (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

          Section 14.  Duration of Agreement.

          (a) This Agreement shall continue until and terminate upon the later of: (i) the tenth anniversary after Indemnitee has ceased to serve as a director, officer, partner,

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

               venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (ii) (A) the final termination or resolution of all Proceedings with respect to Indemnitee commenced during the 10-year period and (B) either (x) receipt by Indemnitee of the indemnification to which Indemnitee is entitled or (y) a final adjudication or binding arbitration that Indemnitee is not entitled to any further indemnification, as the case may be.

          (b) This Agreement shall be binding upon the parties and the Company's successors and assigns and shall inure to the benefit of the parties, the Indemnitee's heirs, devises, executors, administrators and other legal representatives and the Company's successors and assigns.

          Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          Section 16. Identical Counterpart. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          Section 17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

          Section 18.  Definitions. For purposes of this Agreement:

          (a) "Change of Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person' attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

          (b) "Corporate Status" describes the status of a person who is or was a director, officer, partner, venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (whether conducted for profit or not for profit) which such person is or was serving at the request of the Company, whether before or after the Effective Date.

          (c) "Disinterested Director" means a director of the Company who at the time of the vote is not a named defendant or respondent in the Proceeding with respect to which indemnification is being requested.

          (d) "Expenses" shall include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

          (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and. neither currently is, nor in the past five years has been, retained to represent: (i) the Company, any affiliate of the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.|

          (f)  "Official Capacity" means:

               (i) when used with respect to a director, the office of director in the Company, and

               (ii) when used with respect to a person other than a director, the elective or appointed office in the Company held by the officer or the employment or agency relationship undertaken by the employee or agent in behalf of the Company, but

               (iii) in both clauses (i) and (ii) above does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

          (g) "Proceeding" includes any threatened, pending or completed action, suit or proceeding including, but not limited to, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in any of the foregoing and any inquiry or investigation that could lead to an action, suit or proceeding except one initiated by an Indemnitee pursuant to Section 12 of this Agreement to enforce Indemnitee's rights under this Agreement.

          Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          Section 20. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

          Section 21. Notices. All notices, requests, demands and other communications shall be in writing and shall be deemed to have been duly given if (I) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a) If to Indemnitee, at the address indicated on the signature page hereof; and

          (b)  If to the Company:

               The GSI Group, Inc.

               1004 East Illinois Street

               Assumption, Illinois 62510

               Attention:  President

               with a copy to the attention of the Secretary at such address; or

          (c) To such other address as may have been furnished to either party by the other party.

          Section 22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf as of the date and year first above written.

                                 THE GSI GROUP, INC., a Delaware corporation

                                 By:   /s/ John C. Sloan
                                      --------------------------------------
                                 Its:     Chief Executive Officer
                                      ----------------------------------



                                   /s/ John C. Sloan
                                 ---------------------------------------
                                 John C. Sloan

                                 c/o The GSI Group, Inc.
                                 P.O. Box 20
                                 Assumption, IL 62510

                           INDEMNIFICATION AGREEMENT

          This Agreement (the "Agreement") made and entered into as of July 1, 2001, (the "Effective Date"), by and between The GSI Group, Inc, a Delaware corporation (the "Company"), and Howard G. Buffett ("Indemnitee"):

          Competent and experienced persons are becoming more reluctant to serve as directors and officers of corporations unless they are provided with adequate protection, generally through insurance and indemnification, against claims and actions against them for their activities on behalf or at the request of such corporations; and

          Uncertainties in the interpretations of the statutes, regulations, laws and public policies relating to indemnification of corporate directors and officers are such as to make an adequate and reliable assessment of the risks and potential liabilities to which directors and officers of corporations may become personally exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers in connection with their activities in such capacity and by reason of their status as such; and

          The Company, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably make it more difficult for the Company to attract and retain directors and officers of the highest degree of competence committed to the active and effective direction and supervision of the business and affairs of the Company, and its subsidiaries and affiliates and the operation of its and their facilities; and

          The Company deems these consequences to be so detrimental to the best interests of the Company's shareholders that it has concluded that the Company should act to provide its directors and officers with enhanced protection against the inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to these positions and, in this connection, the Board of Directors of the Company has further concluded that it is not only reasonable and prudent but also necessary for the Company to contractually obligate itself to indemnify to the fullest extent permitted by applicable law its directors and officers, and to assume, to the maximum extent permitted by applicable law, financial responsibility for expenses and liabilities which might be incurred by such individuals in connection with claims lodged against them for their decisions and actions in such capacity; and

          Title 8 of the Corporation Act of the State of Delaware ("Title 8"), under which law the Company is organized, empowers a corporation organized in Delaware to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise; and

          The Bylaws and the Articles of Incorporation of the Company permit indemnification in accordance with and to the full extent permitted by the laws of the State of Delaware; and

          The Company has (i) reviewed the type of insurance available to insure the directors and officers of the Company and of its subsidiaries and affiliates against costs, expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are, or are threatened to be made a party by reason of their status, decisions or actions in such positions, (ii) studied the nature and extent of the coverage provided by insurance and the cost to the Company, (iii) concluded that it would be in the best interests of the Company and its shareholders for the Company to enter into agreements to indemnify certain persons in the form of this Agreement; and

          The Company desires to have Indemnitee serve as a director or officer of the Company, its subsidiaries or affiliates, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee such service; and

          Indemnitee is willing to continue to serve the Company in the above-mentioned capacity on the condition that Indemnitee be indemnified as provided for herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and based on the premises set forth above, the Company and Indemnitee covenant and agree as follows:

          Section 1. Services by Indemnitee. Indemnitee agrees to serve as a director or officer of the Company, or at the request of the Company as a director or officer of its subsidiaries or affiliates or as a member of any committee of any such board of directors. Indemnitee may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position but shall continue to be fully obligated hereunder.

          Section 2. Indemnification-General. The Company shall indemnify, and advance Expenses (as defined below), to Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date of this Agreement and to any greater extent that applicable law may in the future from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

          Section 3. Indemnification for Proceedings. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if by reason of Indemnitee's Corporate Status (as defined below), Indemnitee was, is, or is threatened to be made, a named defendant or respondent to any Proceeding (as defined below), including to the extent any such Proceeding involves the negligence of Indemnitee. Pursuant to this Section 3, Indemnitee shall be indemnified against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable Expenses actually incurred by Indemnitee (including, without limitation, those incurred on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter in it, if the Company fails to demonstrate by a preponderance of the evidence that Indemnitee did not (a) conduct himself or herself in good faith, (b) reasonably believe (i) in the case of conduct in Indemnitee's Official Capacity (as defined below) that

Indemnitee's conduct was in the Company's best interests and (ii) in all other cases, that Indemnitee's conduct was at least not opposed to the best interests of the Company, and (c) in the case of any criminal Proceeding, have reasonable cause to believe Indemnitee's conduct was unlawful.

          Section 4. Limitation on Indemnification. Proceedings by or in Behalf of the Company. Notwithstanding the provisions of Section 3 above, unless (and to the extent) permitted by then applicable law, if, in a Proceeding, Indemnitee is found liable to the Company, its subsidiaries or affiliates or is found liable on the basis that personal benefit was improperly received by Indemnitee, the rights of indemnification provided in Section 3 shall be limited to reasonable Expenses actually incurred by Indemnitee in connection with the Proceeding and shall not be made in respect of any Proceeding in which Indemnitee shall have been found liable for willful or intentional misconduct in the performance of Indemnitee's duty to the Company, its subsidiaries or affiliates.

          Section 5. Court Ordered Indemnification. Notwithstanding the provisions of Section 3 and Section 4 above, Indemnitee may apply for indemnification to any court of competent jurisdiction and if, upon application, the court determines, after giving any notice the court considers necessary, that Indemnitee is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, whether or not Indemnitee has met the requirements set forth in Section 3 above or has been adjudged liable in the circumstances described in Section 4 above, the court may order the indemnification that the court determines is proper and equitable. The court shall, however, limit indemnification to reasonable Expenses incurred by the Indemnitee if the Indemnitee is found liable to the Company, its subsidiaries or affiliates or if Indemnitee is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in Indemnitee's Official Capacity.

          Section 6. Indemnification for Expenses of a Party Who is Successful. Without limiting the effect of any other provision of this Agreement, if Indemnitee is, by reason of Indemnitee's Corporate Status, a named defendant or respondent in a Proceeding and is wholly successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses actually incurred by Indemnitee (including without limitation, those incurred on Indemnitee's behalf) in connection with the Proceeding. To the extent permitted by then applicable law, if Indemnitee is not wholly successful in a Proceeding but is wholly successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a wholly successful result as to the claim, issue or matter.

          Section 7. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, the Company shall pay and reimburse all Expenses incurred by Indemnitee in connection with Indemnitee's appearance as a witness or other participation in a Proceeding at a time when Indemnitee is not a named defendant or respondent in the Proceeding.

          Section 8. Advancement of Expenses. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten business days after the receipt by the Company of a statement or statements from Indemnitee requesting an advance or advances from time to time (or, in the event a determination of entitlement to an advance is required in accordance with applicable law as specified below, within ten business days after the determination that such advancement is permissible), whether prior to or after final disposition of the Proceeding. Each statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written affirmation by Indemnitee of Indemnitee's good faith belief that Indemnitee has met the standard of conduct necessary for indemnification under this Agreement and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against the Expenses. Each written undertaking to pay the amounts advanced must be an unlimited general obligation but need not be secured, and shall be accepted without reference to financial ability to make repayment.

          Section 9. Interval Protection Against Premature Enforcement. The Company and the Indemnitee agree that any Interval Protection (as defined below) provided for in this Section 9 is an Expense (as defined below). During the interval between the Company's receipt of Indemnitee's request for indemnification and the latest to occur of (a) payment in full to Indemnitee of the indemnification to which Indemnitee is entitled, or (b) a determination (if required) pursuant to Section 10 or a final adjudication or conclusion of an arbitration pursuant to Section 12 (if Indemnitee elects to seek an adjudication or arbitration) that Indemnitee is not entitled to indemnification, the Company shall provide "Interval Protection" which, for purposes of this Agreement, shall mean the taking of the necessary steps (whether or not the steps require expenditures to be made by the Company at that time) to stay, pending a final determination of Indemnitee's entitlement to indemnification (and, if Indemnitee is so entitled), the payment, the execution, enforcement or collection of any judgments, penalties, fines or any other amounts for which Indemnitee may be liable (and as to which Indemnitee has requested indemnification) in order to avoid Indemnitee's being or becoming in default with respect to any amounts (the necessary steps to include, but not be limited to, the procurement of a surety bond to achieve a stay or the loan to Indemnitee of amounts necessary to satisfy the judgments, penalties, fines or other amounts for which Indemnitee may be liable and as to which a stay of execution cannot be obtained, the Board of Directors by its approval of the form of this Agreement having made the judgment that, in general, the loan or similar assistance may reasonably be expected to benefit the Company), within three days after receipt of Indemnitee's written request, together with a written undertaking by Indemnitee to repay, no later than 90 days following receipt of statement from the Company, amounts (if any) expended by the Company for that purpose, if it is ultimately determined (in a final adjudication or conclusion of an arbitration pursuant to Section 12, if Indemnitee elects to seek such an adjudication or arbitration, and otherwise in a determination (if required) pursuant to Section 10) that Indemnitee is not entitled to be indemnified against the judgments, penalties, fines or other amounts, provided that in no event shall the Company pay the amount of any judgment, penalty, fine or other amount except pursuant to Section 2, 3, 5 or 13 (if applicable).

          Section 10. Procedure for Determination of Entitlement to Indemnification.

     (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including documentation and information which is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The General Counsel of the Company (or, if there is no General Counsel, the Secretary of the Company) shall, promptly upon receipt of a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

     (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 10(a), a determination, if required by applicable law, with respect to Indemnitee's entitlement shall be made in the specific case: (i) if a Change of Control (as defined below) shall have occurred, by Independent Counsel (as defined below) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by the Board of Directors or the shareholders, in which case by the Board of Directors or shareholders in the manner provided for in clause (ii)(A) or (C), as the case may be, or pursuant to clause (iii) of this Section 10(b)); or (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as defined below), or, if a quorum is not obtainable, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more Disinterested Directors or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, if such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or (C) if requested by Indemnitee by the shareholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding; or (iii) as provided in Section 11(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to the determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making the determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company indemnifies and agrees to hold Indemnitee harmless from them.

     (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this Section 10(c), and, if required by then applicable law, a determination as to the reasonableness of Expenses shall be made by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company. If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in
          Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in
          Section 10(b)(ii)(A), or if such a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, which counsel shall be selected from a list identifying two alternative separate Independent Counsel provided in writing by Indemnitee, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company (as to the written list), as the case may be, may, within seven days after written notice shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to the selection or list of Independent Counsel, as the case may be. The objection may be asserted only on the ground that the Independent Counsel so selected or identified in the list does not meet the requirements "Independent Counsel' as defined in Section 18 of this Agreement, and the objection shall set forth with particularity the factual basis of the assertion. If written objection is made, the Independent Counsel so elected or identified in the list may not serve as Independent Counsel unless and until a court has determined that the objection is without merit, and the Company and Indemnitee, as the case may be, may at any time after receipt of the other's written objection give the other written notice of the selection of an alternative Independent Counsel or a list identifying two alternative separate Independent Counsel, as applicable, and the procedure for objecting to the Independent Counsel set forth above shall again be followed (the "Selection Process"). The Selection Process shall be followed as many times as may be necessary until Independent Counsel is selected without objection. Notwithstanding the foregoing, if within 30 days after submission by Indemnitee of the written request for indemnification pursuant to Section 10(a), no Independent Counsel shall have been selected or, if selected, shall have been objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company to the list provided by Indemnitee or by Indemnitee to the Company's selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 10(b). The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by the Independent Counsel in connection with acting pursuant to Section 10(b), and the Company shall pay all reasonable fees and expenses incident to the procedures of this
          Section 10(c), regardless of the manner in which the Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in this capacity (subject to the applicable standards of professional conduct then prevailing).

     Section 11.  Presumptions and Effect of Certain Proceedings.

     (a) In making a determination with respect to entitlement to indemnification, the person or persons or entity making the determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     (b) If the person, persons or entity empowered or selected under Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 30 days after receipt by the Company of the request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law; provided, however, that the 30-day period may be extended for a reasonable time, not to exceed an additional 15 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires the additional time for the obtaining or evaluating of documentation and/or information; and provided, further, that the foregoing provisions of this Section 11(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 10(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for the determination the Board of Directors has resolved to submit the determination to the shareholders for their consideration at an annual meeting thereof to be held within 75 days after receipt and determination is made there, or (B) a special meeting of stock holders is called within 15 days after receipt for the purpose of making a determination, the meeting is held for such purpose within 60 days after having been so called and the determination is made there, or
          (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b) of this Agreement.

     (c) The termination of any Proceeding or of any claim, issue or matter in it, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself be determinative that Indemnitee did not meet the requirements set forth in Section 3. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals.

     Section 12.  Remedies of Indemnitee.

     (a) In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 11(b) of this Agreement and the determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Company of the request for indemnification, or (iv) payment of indemnification is not made pursuant to Section 6 or Section 7 of this Agreement within ten days after receipt by the Company of a written request for it, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification or the determination is deemed to have been made pursuant to Section 10 or Section 12 of this Agreement, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of Indemnitee's entitlement to indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Except for a proceeding seeking enforcement of rights under Section 6, Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence the proceeding pursuant to this Section 12(a). The Company shall not oppose Indemnitee's right to seek any adjudication or award in arbitration.

     (b)  In the event that a determination shall have been made pursuant to
          Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

     (c) If a determination shall have been made or deemed to have been made pursuant to Section 10 or Section 11 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by the determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law.

     (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any court or before any arbitrator that the Company is bound by all the provisions of this Agreement.

     (e) To the extent permitted by then applicable law, in the event that Indemnitee, pursuant to this Section 12, seeks a judicial adjudication of, or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, and unless there is a specific judicial finding that Indemnitee's suit was frivolous, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 18 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration.

     Section 13.  Nonexclusivity; Survival of Rights; Insurance; Subrogation.

     (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of shareholders or a resolution of directors, or otherwise. No amendment of this Agreement or any provision shall be effective as to Indemnitee with respect to any action taken or omitted by Indemnitee in Indemnitee's Corporate Status prior to amendment, alteration or repeal.

     (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, partners, venturers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, partner, venturer, employee or agent under the policy or policies.

     (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of the payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure the rights, including execution of documents necessary to enable the Company to bring suit to enforce these rights.

     (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     Section 14.  Duration of Agreement.

     (a)  This Agreement shall continue until and terminate upon the later of:
          (i) the tenth anniversary after Indemnitee has ceased to serve as a director, officer, partner, venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (ii) (A) the final termination or resolution of all Proceedings with respect to Indemnitee commenced during the 10-year period and (B) either (x) receipt by Indemnitee of the indemnification to which Indemnitee is entitled or (y) a final adjudication or binding arbitration that Indemnitee is not entitled to any further indemnification, as the case may be.

     (b) This Agreement shall be binding upon the parties and the Company's successors and assigns and shall inure to the benefit of the parties, the Indemnitee's heirs, devises, executors, administrators and other legal representatives and the Company's successors and assigns.

     Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 16. Identical Counterpart. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     Section 18.  Definitions. For purposes of this Agreement:

     (a) "Change of Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person' attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

     (b) "Corporate Status" describes the status of a person who is or was a director, officer, partner, venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (whether conducted for profit or not for profit) which such person is or was serving at the request of the Company, whether before or after the Effective Date.

     (c) "Disinterested Director" means a director of the Company who at the time of the vote is not a named defendant or respondent in the Proceeding with respect to which indemnification is being requested.

     (d) "Expenses" shall include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

     (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and. neither currently is, nor in the past five years has been, retained to represent: (i) the Company, any affiliate of the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.|

     (f)  "Official Capacity" means:

          (i) when used with respect to a director, the office of director in the Company, and

          (ii) when used with respect to a person other than a director, the elective or appointed office in the Company held by the officer or the employment or agency relationship undertaken by the employee or agent in behalf of the Company, but

          (iii) in both clauses (i) and (ii) above does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

     (g) "Proceeding" includes any threatened, pending or completed action, suit or proceeding including, but not limited to, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in any of the foregoing and any inquiry or investigation that could lead to an action, suit or proceeding except one initiated by an Indemnitee pursuant to Section 12 of this Agreement to enforce Indemnitee's rights under this Agreement.

          Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          Section 20. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

          Section 21. Notices. All notices, requests, demands and other communications shall be in writing and shall be deemed to have been duly given if (I) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a) If to Indemnitee, at the address indicated on the signature page hereof; and

          (b)  If to the Company:

               The GSI Group, Inc.

               1004 East Illinois Street

               Assumption, Illinois  62510

               Attention:  President

               with a copy to the attention of the Secretary at such address; or

          (c) To such other address as may have been furnished to either party by the other party.

          Section 22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf as of the date and year first above written.

                                 THE GSI GROUP, INC., a Delaware corporation


                                 By:  /s/ John C. Sloan
                                      --------------------------------------
                                 Its: Chief Executive Officer
                                      --------------------------------------



                                      /s/ Howard G. Buffett
                                 -------------------------------------------
                                 Howard G. Buffett

                                 c/o The GSI Group, Inc.
                                 P.O. Box 20
                                 Assumption, IL 62510

                                 INDEMNIFICATION AGREEMENT

          This Agreement (the "Agreement") made and entered into as of July 1, 2001, (the "Effective Date"), by and between The GSI Group, Inc, a Delaware corporation (the "Company"), and Jorge Andrade ("Indemnitee"):

          Competent and experienced persons are becoming more reluctant to serve as directors and officers of corporations unless they are provided with adequate protection, generally through insurance and indemnification, against claims and actions against them for their activities on behalf or at the request of such corporations; and

          Uncertainties in the interpretations of the statutes, regulations, laws and public policies relating to indemnification of corporate directors and officers are such as to make an adequate and reliable assessment of the risks and potential liabilities to which directors and officers of corporations may become personally exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers in connection with their activities in such capacity and by reason of their status as such; and

          The Company, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably make it more difficult for the Company to attract and retain directors and officers of the highest degree of competence committed to the active and effective direction and supervision of the business and affairs of the Company, and its subsidiaries and affiliates and the operation of its and their facilities; and

          The Company deems these consequences to be so detrimental to the best interests of the Company's shareholders that it has concluded that the Company should act to provide its directors and officers with enhanced protection against the inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to these positions and, in this connection, the Board of Directors of the Company has further concluded that it is not only reasonable and prudent but also necessary for the Company to contractually obligate itself to indemnify to the fullest extent permitted by applicable law its directors and officers, and to assume, to the maximum extent permitted by applicable law, financial responsibility for expenses and liabilities which might be incurred by such individuals in connection with claims lodged against them for their decisions and actions in such capacity; and

          Title 8 of the Corporation Act of the State of Delaware ("Title 8"), under which law the Company is organized, empowers a corporation organized in Delaware to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise; and

          The Bylaws and the Articles of Incorporation of the Company permit indemnification in accordance with and to the full extent permitted by the laws of the State of Delaware; and

          The Company has (i) reviewed the type of insurance available to insure the directors and officers of the Company and of its subsidiaries and affiliates against costs, expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are, or are threatened to be made a party by reason of their status, decisions or actions in such positions, (ii) studied the nature and extent of the coverage provided by insurance and the cost to the Company, (iii) concluded that it would be in the best interests of the Company and its shareholders for the Company to enter into agreements to indemnify certain persons in the form of this Agreement; and

          The Company desires to have Indemnitee serve as a director or officer of the Company, its subsidiaries or affiliates, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee such service; and

          Indemnitee is willing to continue to serve the Company in the above-mentioned capacity on the condition that Indemnitee be indemnified as provided for herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and based on the premises set forth above, the Company and Indemnitee covenant and agree as follows:

          Section 1. Services by Indemnitee. Indemnitee agrees to serve as a director or officer of the Company, or at the request of the Company as a director or officer of its subsidiaries or affiliates or as a member of any committee of any such board of directors. Indemnitee may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position but shall continue to be fully obligated hereunder.

          Section 2. Indemnification-General. The Company shall indemnify, and advance Expenses (as defined below), to Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date of this Agreement and to any greater extent that applicable law may in the future from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

          Section 3. Indemnification for Proceedings. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if by reason of Indemnitee's Corporate Status (as defined below), Indemnitee was, is, or is threatened to be made, a named defendant or respondent to any Proceeding (as defined below), including to the extent any such Proceeding involves the negligence of Indemnitee. Pursuant to this Section 3, Indemnitee shall be indemnified against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable Expenses actually incurred by Indemnitee (including, without limitation, those incurred on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter in it, if the Company fails to demonstrate by a preponderance of the evidence that Indemnitee did not (a) conduct himself or herself in good faith, (b) reasonably believe (i) in the case of conduct in Indemnitee's Official Capacity (as defined below) that

Indemnitee's conduct was in the Company's best interests and (ii) in all other cases, that Indemnitee's conduct was at least not opposed to the best interests of the Company, and (c) in the case of any criminal Proceeding, have reasonable cause to believe Indemnitee's conduct was unlawful.

          Section 4. Limitation on Indemnification. Proceedings by or in Behalf of the Company. Notwithstanding the provisions of Section 3 above, unless (and to the extent) permitted by then applicable law, if, in a Proceeding, Indemnitee is found liable to the Company, its subsidiaries or affiliates or is found liable on the basis that personal benefit was improperly received by Indemnitee, the rights of indemnification provided in Section 3 shall be limited to reasonable Expenses actually incurred by Indemnitee in connection with the Proceeding and shall not be made in respect of any Proceeding in which Indemnitee shall have been found liable for willful or intentional misconduct in the performance of Indemnitee's duty to the Company, its subsidiaries or affiliates.

          Section 5. Court Ordered Indemnification. Notwithstanding the provisions of Section 3 and Section 4 above, Indemnitee may apply for indemnification to any court of competent jurisdiction and if, upon application, the court determines, after giving any notice the court considers necessary, that Indemnitee is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, whether or not Indemnitee has met the requirements set forth in Section 3 above or has been adjudged liable in the circumstances described in Section 4 above, the court may order the indemnification that the court determines is proper and equitable. The court shall, however, limit indemnification to reasonable Expenses incurred by the Indemnitee if the Indemnitee is found liable to the Company, its subsidiaries or affiliates or if Indemnitee is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in Indemnitee's Official Capacity.

          Section 6. Indemnification for Expenses of a Party Who is Successful. Without limiting the effect of any other provision of this Agreement, if Indemnitee is, by reason of Indemnitee's Corporate Status, a named defendant or respondent in a Proceeding and is wholly successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses actually incurred by Indemnitee (including without limitation, those incurred on Indemnitee's behalf) in connection with the Proceeding. To the extent permitted by then applicable law, if Indemnitee is not wholly successful in a Proceeding but is wholly successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a wholly successful result as to the claim, issue or matter.

          Section 7. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, the Company shall pay and reimburse all Expenses incurred by Indemnitee in connection with Indemnitee's appearance as a witness or other participation in a Proceeding at a time when Indemnitee is not a named defendant or respondent in the Proceeding.

          Section 8. Advancement of Expenses. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten business days after the receipt by the Company of a statement or statements from Indemnitee requesting an advance or advances from time to time (or, in the event a determination of entitlement to an advance is required in accordance with applicable law as specified below, within ten business days after the determination that such advancement is permissible), whether prior to or after final disposition of the Proceeding. Each statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written affirmation by Indemnitee of Indemnitee's good faith belief that Indemnitee has met the standard of conduct necessary for indemnification under this Agreement and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against the Expenses. Each written undertaking to pay the amounts advanced must be an unlimited general obligation but need not be secured, and shall be accepted without reference to financial ability to make repayment.

          Section 9. Interval Protection Against Premature Enforcement. The Company and the Indemnitee agree that any Interval Protection (as defined below) provided for in this Section 9 is an Expense (as defined below). During the interval between the Company's receipt of Indemnitee's request for indemnification and the latest to occur of (a) payment in full to Indemnitee of the indemnification to which Indemnitee is entitled, or (b) a determination (if required) pursuant to Section 10 or a final adjudication or conclusion of an arbitration pursuant to Section 12 (if Indemnitee elects to seek an adjudication or arbitration) that Indemnitee is not entitled to indemnification, the Company shall provide "Interval Protection" which, for purposes of this Agreement, shall mean the taking of the necessary steps (whether or not the steps require expenditures to be made by the Company at that time) to stay, pending a final determination of Indemnitee's entitlement to indemnification (and, if Indemnitee is so entitled), the payment, the execution, enforcement or collection of any judgments, penalties, fines or any other amounts for which Indemnitee may be liable (and as to which Indemnitee has requested indemnification) in order to avoid Indemnitee's being or becoming in default with respect to any amounts (the necessary steps to include, but not be limited to, the procurement of a surety bond to achieve a stay or the loan to Indemnitee of amounts necessary to satisfy the judgments, penalties, fines or other amounts for which Indemnitee may be liable and as to which a stay of execution cannot be obtained, the Board of Directors by its approval of the form of this Agreement having made the judgment that, in general, the loan or similar assistance may reasonably be expected to benefit the Company), within three days after receipt of Indemnitee's written request, together with a written undertaking by Indemnitee to repay, no later than 90 days following receipt of statement from the Company, amounts (if any) expended by the Company for that purpose, if it is ultimately determined (in a final adjudication or conclusion of an arbitration pursuant to Section 12, if Indemnitee elects to seek such an adjudication or arbitration, and otherwise in a determination (if required) pursuant to Section 10) that Indemnitee is not entitled to be indemnified against the judgments, penalties, fines or other amounts, provided that in no event shall the Company pay the amount of any judgment, penalty, fine or other amount except pursuant to Section 2, 3, 5 or 13 (if applicable).

          Section 10. Procedure for Determination of Entitlement to Indemnification.

          (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including documentation and information which is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The General Counsel of the Company (or, if there is no General Counsel, the Secretary of the Company) shall, promptly upon receipt of a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

          (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 10(a), a determination, if required by applicable law, with respect to Indemnitee's entitlement shall be made in the specific case: (i) if a Change of Control (as defined below) shall have occurred, by Independent Counsel (as defined below) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by the Board of Directors or the shareholders, in which case by the Board of Directors or shareholders in the manner provided for in clause (ii)(A) or (C), as the case may be, or pursuant to clause (iii) of this Section 10(b)); or (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as defined below), or, if a quorum is not obtainable, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more Disinterested Directors or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, if such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or
               (C) if requested by Indemnitee by the shareholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding; or (iii) as provided in Section 11(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to the determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making the determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company indemnifies and agrees to hold Indemnitee harmless from them.

          (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this
               Section 10(c), and, if required by then applicable law, a determination as to the reasonableness of Expenses shall be made by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company. If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if such a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, which counsel shall be selected from a list identifying two alternative separate Independent Counsel provided in writing by Indemnitee, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company (as to the written list), as the case may be, may, within seven days after written notice shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to the selection or list of Independent Counsel, as the case may be. The objection may be asserted only on the ground that the Independent Counsel so selected or identified in the list does not meet the requirements "Independent Counsel' as defined in Section 18 of this Agreement, and the objection shall set forth with particularity the factual basis of the assertion. If written objection is made, the Independent Counsel so elected or identified in the list may not serve as Independent Counsel unless and until a court has determined that the objection is without merit, and the Company and Indemnitee, as the case may be, may at any time after receipt of the other's written objection give the other written notice of the selection of an alternative Independent Counsel or a list identifying two alternative separate Independent Counsel, as applicable, and the procedure for objecting to the Independent Counsel set forth above shall again be followed (the "Selection Process"). The Selection Process shall be followed as many times as may be necessary until Independent Counsel is selected without objection. Notwithstanding the foregoing, if within 30 days after submission by Indemnitee of the written request for indemnification pursuant to Section 10(a), no Independent Counsel shall have been selected or, if selected, shall have been objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company to the list provided by Indemnitee or by Indemnitee to the Company's selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 10(b). The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by the Independent Counsel in connection with acting pursuant to Section 10(b), and the Company shall pay all reasonable fees and expenses incident to the procedures of this
               Section 10(c), regardless of the manner in which the Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in this capacity (subject to the applicable standards of professional conduct then prevailing).

          Section 11.  Presumptions and Effect of Certain Proceedings.

          (a) In making a determination with respect to entitlement to indemnification, the person or persons or entity making the determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b)  If the person, persons or entity empowered or selected under
               Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 30 days after receipt by the Company of the request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law; provided, however, that the 30-day period may be extended for a reasonable time, not to exceed an additional 15 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires the additional time for the obtaining or evaluating of documentation and/or information; and provided, further, that the foregoing provisions of this
               Section 11(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 10(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for the determination the Board of Directors has resolved to submit the determination to the shareholders for their consideration at an annual meeting thereof to be held within 75 days after receipt and determination is made there, or (B) a special meeting of stock holders is called within 15 days after receipt for the purpose of making a determination, the meeting is held for such purpose within 60 days after having been so called and the determination is made there, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b) of this Agreement.

          (c) The termination of any Proceeding or of any claim, issue or matter in it, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself be determinative that Indemnitee did not meet the requirements set forth in Section 3. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals.

          Section 12.  Remedies of Indemnitee.

          (a) In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
               Section 11(b) of this Agreement and the determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Company of the request for indemnification, or (iv) payment of indemnification is not made pursuant to
               Section 6 or Section 7 of this Agreement within ten days after receipt by the Company of a written request for it, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification or the determination is deemed to have been made pursuant to Section 10 or Section 12 of this Agreement, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of Indemnitee's entitlement to indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Except for a proceeding seeking enforcement of rights under Section 6, Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence the proceeding pursuant to this Section 12(a). The Company shall not oppose Indemnitee's right to seek any adjudication or award in arbitration.

          (b) In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

          (c) If a determination shall have been made or deemed to have been made pursuant to Section 10 or Section 11 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by the determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law.

          (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any court or before any arbitrator that the Company is bound by all the provisions of this Agreement.

          (e) To the extent permitted by then applicable law, in the event that Indemnitee, pursuant to this Section 12, seeks a judicial adjudication of, or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, and unless there is a specific judicial finding that Indemnitee's suit was frivolous, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 18 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration.

          Section 13.  Nonexclusivity; Survival of Rights; Insurance;
Subrogation.

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of shareholders or a resolution of directors, or otherwise. No amendment of this Agreement or any provision shall be effective as to Indemnitee with respect to any action taken or omitted by Indemnitee in Indemnitee's Corporate Status prior to amendment, alteration or repeal.

          (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, partners, venturers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, partner, venturer, employee or agent under the policy or policies.

          (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of the payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure the rights, including execution of documents necessary to enable the Company to bring suit to enforce these rights.

          (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

          Section 14.  Duration of Agreement.

          (a) This Agreement shall continue until and terminate upon the later of: (i) the tenth anniversary after Indemnitee has ceased to serve as a director, officer, partner, venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (ii) (A) the final termination or resolution of all Proceedings with respect to Indemnitee commenced during the 10-year period and (B) either (x) receipt by Indemnitee of the indemnification to which Indemnitee is entitled or (y) a final adjudication or binding arbitration that Indemnitee is not entitled to any further indemnification, as the case may be.

          (b) This Agreement shall be binding upon the parties and the Company's successors and assigns and shall inure to the benefit of the parties, the Indemnitee's heirs, devises, executors, administrators and other legal representatives and the Company's successors and assigns.

          Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          Section 16. Identical Counterpart. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          Section 17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

          Section 18.  Definitions. For purposes of this Agreement:

          (a) "Change of Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person' attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

          (b) "Corporate Status" describes the status of a person who is or was a director, officer, partner, venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (whether conducted for profit or not for profit) which such person is or was serving at the request of the Company, whether before or after the Effective Date.

          (c) "Disinterested Director" means a director of the Company who at the time of the vote is not a named defendant or respondent in the Proceeding with respect to which indemnification is being requested.

          (d) "Expenses" shall include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

          (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and. neither currently is, nor in the past five years has been, retained to represent: (i) the Company, any affiliate of the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.|

          (f)  "Official Capacity" means:

               (i) when used with respect to a director, the office of director in the Company, and

               (ii) when used with respect to a person other than a director, the elective or appointed office in the Company held by the officer or the employment or agency relationship undertaken by the employee or agent in behalf of the Company, but

          (iii) in both clauses (i) and (ii) above does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

     (g) "Proceeding" includes any threatened, pending or completed action, suit or proceeding including, but not limited to, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in any of the foregoing and any inquiry or investigation that could lead to an action, suit or proceeding except one initiated by an Indemnitee pursuant to Section 12 of this Agreement to enforce Indemnitee's rights under this Agreement.

     Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     Section 20. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

     Section 21. Notices. All notices, requests, demands and other communications shall be in writing and shall be deemed to have been duly given if (I) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

     (a) If to Indemnitee, at the address indicated on the signature page hereof; and

     (b)  If to the Company:

          The GSI Group, Inc.

          1004 East Illinois Street

          Assumption, Illinois 62510

          Attention:  President

          with a copy to the attention of the Secretary at such address; or

     (c) To such other address as may have been furnished to either party by the other party.

     Section 22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf as of the date and year first above written.

                                 THE GSI GROUP, INC., a Delaware corporation


                                 By:  /s/ John C. Sloan
                                     --------------------------------------
                                 Its:     Chief Executive Officer
                                     --------------------------------------





                                      /s/ Jorge Andrade
                                     --------------------------------------
                                     Jorge Andrade

                                     c/o The GSI Group, Inc.
                                     P.O. Box 20
                                     Assumption, IL 62510

                           INDEMNIFICATION AGREEMENT

          This Agreement (the "Agreement") made and entered into as of July 1, 2001, (the "Effective Date"), by and between The GSI Group, Inc, a Delaware corporation (the "Company"), and Russell C. Mello ("Indemnitee"):

          Competent and experienced persons are becoming more reluctant to serve as directors and officers of corporations unless they are provided with adequate protection, generally through insurance and indemnification, against claims and actions against them for their activities on behalf or at the request of such corporations; and

          Uncertainties in the interpretations of the statutes, regulations, laws and public policies relating to indemnification of corporate directors and officers are such as to make an adequate and reliable assessment of the risks and potential liabilities to which directors and officers of corporations may become personally exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers in connection with their activities in such capacity and by reason of their status as such; and

          The Company, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably make it more difficult for the Company to attract and retain directors and officers of the highest degree of competence committed to the active and effective direction and supervision of the business and affairs of the Company, and its subsidiaries and affiliates and the operation of its and their facilities; and

          The Company deems these consequences to be so detrimental to the best interests of the Company's shareholders that it has concluded that the Company should act to provide its directors and officers with enhanced protection against the inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to these positions and, in this connection, the Board of Directors of the Company has further concluded that it is not only reasonable and prudent but also necessary for the Company to contractually obligate itself to indemnify to the fullest extent permitted by applicable law its directors and officers, and to assume, to the maximum extent permitted by applicable law, financial responsibility for expenses and liabilities which might be incurred by such individuals in connection with claims lodged against them for their decisions and actions in such capacity; and

          Title 8 of the Corporation Act of the State of Delaware ("Title 8"), under which law the Company is organized, empowers a corporation organized in Delaware to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise; and

          The Bylaws and the Articles of Incorporation of the Company permit indemnification in accordance with and to the full extent permitted by the laws of the State of Delaware; and

          The Company has (i) reviewed the type of insurance available to insure the directors and officers of the Company and of its subsidiaries and affiliates against costs, expenses (including attorneys' fees and disbursements), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are, or are threatened to be made a party by reason of their status, decisions or actions in such positions, (ii) studied the nature and extent of the coverage provided by insurance and the cost to the Company, (iii) concluded that it would be in the best interests of the Company and its shareholders for the Company to enter into agreements to indemnify certain persons in the form of this Agreement; and

          The Company desires to have Indemnitee serve as a director or officer of the Company, its subsidiaries or affiliates, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee such service; and

          Indemnitee is willing to continue to serve the Company in the above-mentioned capacity on the condition that Indemnitee be indemnified as provided for herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and based on the premises set forth above, the Company and Indemnitee covenant and agree as follows:

          Section 1. Services by Indemnitee. Indemnitee agrees to serve as a director or officer of the Company, or at the request of the Company as a director or officer of its subsidiaries or affiliates or as a member of any committee of any such board of directors. Indemnitee may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position but shall continue to be fully obligated hereunder.

          Section 2. Indemnification-General. The Company shall indemnify, and advance Expenses (as defined below), to Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date of this Agreement and to any greater extent that applicable law may in the future from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

          Section 3. Indemnification for Proceedings. Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if by reason of Indemnitee's Corporate Status (as defined below), Indemnitee was, is, or is threatened to be made, a named defendant or respondent to any Proceeding (as defined below), including to the extent any such Proceeding involves the negligence of Indemnitee. Pursuant to this Section 3, Indemnitee shall be indemnified against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable Expenses actually incurred by Indemnitee (including, without limitation, those incurred on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter in it, if the Company fails to demonstrate by a preponderance of the evidence that Indemnitee did not (a) conduct himself or herself in good faith, (b) reasonably believe (i) in the case of conduct in Indemnitee's Official Capacity (as defined below) that

Indemnitee's conduct was in the Company's best interests and (ii) in all other cases, that Indemnitee's conduct was at least not opposed to the best interests of the Company, and (c) in the case of any criminal Proceeding, have reasonable cause to believe Indemnitee's conduct was unlawful.

          Section 4. Limitation on Indemnification. Proceedings by or in Behalf of the Company. Notwithstanding the provisions of Section 3 above, unless (and to the extent) permitted by then applicable law, if, in a Proceeding, Indemnitee is found liable to the Company, its subsidiaries or affiliates or is found liable on the basis that personal benefit was improperly received by Indemnitee, the rights of indemnification provided in Section 3 shall be limited to reasonable Expenses actually incurred by Indemnitee in connection with the Proceeding and shall not be made in respect of any Proceeding in which Indemnitee shall have been found liable for willful or intentional misconduct in the performance of Indemnitee's duty to the Company, its subsidiaries or affiliates.

          Section 5. Court Ordered Indemnification. Notwithstanding the provisions of Section 3 and Section 4 above, Indemnitee may apply for indemnification to any court of competent jurisdiction and if, upon application, the court determines, after giving any notice the court considers necessary, that Indemnitee is fairly and reasonably entitled to indemnification in view of all of the relevant circumstances, whether or not Indemnitee has met the requirements set forth in Section 3 above or has been adjudged liable in the circumstances described in Section 4 above, the court may order the indemnification that the court determines is proper and equitable. The court shall, however, limit indemnification to reasonable Expenses incurred by the Indemnitee if the Indemnitee is found liable to the Company, its subsidiaries or affiliates or if Indemnitee is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit resulted from an action taken in Indemnitee's Official Capacity.

          Section 6. Indemnification for Expenses of a Party Who is Successful. Without limiting the effect of any other provision of this Agreement, if Indemnitee is, by reason of Indemnitee's Corporate Status, a named defendant or respondent in a Proceeding and is wholly successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified against all Expenses actually incurred by Indemnitee (including without limitation, those incurred on Indemnitee's behalf) in connection with the Proceeding. To the extent permitted by then applicable law, if Indemnitee is not wholly successful in a Proceeding but is wholly successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a wholly successful result as to the claim, issue or matter.

          Section 7. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, the Company shall pay and reimburse all Expenses incurred by Indemnitee in connection with Indemnitee's appearance as a witness or other participation in a Proceeding at a time when Indemnitee is not a named defendant or respondent in the Proceeding.

          Section 8. Advancement of Expenses. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten business days after the receipt by the Company of a statement or statements from Indemnitee requesting an advance or advances from time to time (or, in the event a determination of entitlement to an advance is required in accordance with applicable law as specified below, within ten business days after the determination that such advancement is permissible), whether prior to or after final disposition of the Proceeding. Each statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written affirmation by Indemnitee of Indemnitee's good faith belief that Indemnitee has met the standard of conduct necessary for indemnification under this Agreement and a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against the Expenses. Each written undertaking to pay the amounts advanced must be an unlimited general obligation but need not be secured, and shall be accepted without reference to financial ability to make repayment.

          Section 9. Interval Protection Against Premature Enforcement. The Company and the Indemnitee agree that any Interval Protection (as defined below) provided for in this Section 9 is an Expense (as defined below). During the interval between the Company's receipt of Indemnitee's request for indemnification and the latest to occur of (a) payment in full to Indemnitee of the indemnification to which Indemnitee is entitled, or (b) a determination (if required) pursuant to Section 10 or a final adjudication or conclusion of an arbitration pursuant to Section 12 (if Indemnitee elects to seek an adjudication or arbitration) that Indemnitee is not entitled to indemnification, the Company shall provide "Interval Protection" which, for purposes of this Agreement, shall mean the taking of the necessary steps (whether or not the steps require expenditures to be made by the Company at that time) to stay, pending a final determination of Indemnitee's entitlement to indemnification (and, if Indemnitee is so entitled), the payment, the execution, enforcement or collection of any judgments, penalties, fines or any other amounts for which Indemnitee may be liable (and as to which Indemnitee has requested indemnification) in order to avoid Indemnitee's being or becoming in default with respect to any amounts (the necessary steps to include, but not be limited to, the procurement of a surety bond to achieve a stay or the loan to Indemnitee of amounts necessary to satisfy the judgments, penalties, fines or other amounts for which Indemnitee may be liable and as to which a stay of execution cannot be obtained, the Board of Directors by its approval of the form of this Agreement having made the judgment that, in general, the loan or similar assistance may reasonably be expected to benefit the Company), within three days after receipt of Indemnitee's written request, together with a written undertaking by Indemnitee to repay, no later than 90 days following receipt of statement from the Company, amounts (if any) expended by the Company for that purpose, if it is ultimately determined (in a final adjudication or conclusion of an arbitration pursuant to Section 12, if Indemnitee elects to seek such an adjudication or arbitration, and otherwise in a determination (if required) pursuant to Section 10) that Indemnitee is not entitled to be indemnified against the judgments, penalties, fines or other amounts, provided that in no event shall the Company pay the amount of any judgment, penalty, fine or other amount except pursuant to Section 2, 3, 5 or 13 (if applicable).

          Section 10. Procedure for Determination of Entitlement to Indemnification.

          (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including documentation and information which is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The General Counsel of the Company (or, if there is no General Counsel, the Secretary of the Company) shall, promptly upon receipt of a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

          (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 10(a), a determination, if required by applicable law, with respect to Indemnitee's entitlement shall be made in the specific case: (i) if a Change of Control (as defined below) shall have occurred, by Independent Counsel (as defined below) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee (unless Indemnitee shall request that such determination be made by the Board of Directors or the shareholders, in which case by the Board of Directors or shareholders in the manner provided for in clause (ii)(A) or (C), as the case may be, or pursuant to clause (iii) of this Section 10(b)); or (ii) if a Change of Control shall not have occurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as defined below), or, if a quorum is not obtainable, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more Disinterested Directors or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, if such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or
               (C) if requested by Indemnitee by the shareholders of the Company in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding; or (iii) as provided in Section 11(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to the determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making the determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company indemnifies and agrees to hold Indemnitee harmless from them.

          (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this
               Section 10(c), and, if required by then applicable law, a determination as to the reasonableness of Expenses shall be made by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company. If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Board of Directors or a committee of the Board of Directors by vote in the manner set forth in Section 10(b)(ii)(A), or if such a quorum cannot be obtained and a committee cannot be established, by a majority vote of all directors of the Company, which counsel shall be selected from a list identifying two alternative separate Independent Counsel provided in writing by Indemnitee, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company (as to the written list), as the case may be, may, within seven days after written notice shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to the selection or list of Independent Counsel, as the case may be. The objection may be asserted only on the ground that the Independent Counsel so selected or identified in the list does not meet the requirements "Independent Counsel' as defined in Section 18 of this Agreement, and the objection shall set forth with particularity the factual basis of the assertion. If written objection is made, the Independent Counsel so elected or identified in the list may not serve as Independent Counsel unless and until a court has determined that the objection is without merit, and the Company and Indemnitee, as the case may be, may at any time after receipt of the other's written objection give the other written notice of the selection of an alternative Independent Counsel or a list identifying two alternative separate Independent Counsel, as applicable, and the procedure for objecting to the Independent Counsel set forth above shall again be followed (the "Selection Process"). The Selection Process shall be followed as many times as may be necessary until Independent Counsel is selected without objection. Notwithstanding the foregoing, if within 30 days after submission by Indemnitee of the written request for indemnification pursuant to Section 10(a), no Independent Counsel shall have been selected or, if selected, shall have been objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company to the list provided by Indemnitee or by Indemnitee to the Company's selection of Independent Counsel or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 10(b). The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by the Independent Counsel in connection with acting pursuant to Section 10(b), and the Company shall pay all reasonable fees and expenses incident to the procedures of this
               Section 10(c), regardless of the manner in which the Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in this capacity (subject to the applicable standards of professional conduct then prevailing).

          Section 11. Presumptions and Effect of Certain Proceedings.

          (a) In making a determination with respect to entitlement to indemnification, the person or persons or entity making the determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b)  If the person, persons or entity empowered or selected under
               Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 30 days after receipt by the Company of the request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law; provided, however, that the 30-day period may be extended for a reasonable time, not to exceed an additional 15 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires the additional time for the obtaining or evaluating of documentation and/or information; and provided, further, that the foregoing provisions of this
               Section 11(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 10(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for the determination the Board of Directors has resolved to submit the determination to the shareholders for their consideration at an annual meeting thereof to be held within 75 days after receipt and determination is made there, or (B) a special meeting of stock holders is called within 15 days after receipt for the purpose of making a determination, the meeting is held for such purpose within 60 days after having been so called and the determination is made there, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b) of this Agreement.

          (c) The termination of any Proceeding or of any claim, issue or matter in it, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself be determinative that Indemnitee did not meet the requirements set forth in Section 3. Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals.

          Section 12.  Remedies of Indemnitee.

          (a) In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
               Section 11(b) of this Agreement and the determination shall not have been made and delivered in a written opinion within 90 days after receipt by the Company of the request for indemnification, or (iv) payment of indemnification is not made pursuant to
               Section 6 or Section 7 of this Agreement within ten days after receipt by the Company of a written request for it, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification or the determination is deemed to have been made pursuant to Section 10 or Section 12 of this Agreement, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of Indemnitee's entitlement to indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Except for a proceeding seeking enforcement of rights under Section 6, Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence the proceeding pursuant to this Section 12(a). The Company shall not oppose Indemnitee's right to seek any adjudication or award in arbitration.

          (b) In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

          (c) If a determination shall have been made or deemed to have been made pursuant to Section 10 or Section 11 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by the determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of indemnification under applicable law.

          (d) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any court or before any arbitrator that the Company is bound by all the provisions of this Agreement.

          (e) To the extent permitted by then applicable law, in the event that Indemnitee, pursuant to this Section 12, seeks a judicial adjudication of, or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, and unless there is a specific judicial finding that Indemnitee's suit was frivolous, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 18 of this Agreement) actually and reasonably incurred by Indemnitee in such judicial adjudication or arbitration.

          Section 13. Nonexclusivity; Survival of Rights; Insurance;
Subrogation.

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of shareholders or a resolution of directors, or otherwise. No amendment of this Agreement or any provision shall be effective as to Indemnitee with respect to any action taken or omitted by Indemnitee in Indemnitee's Corporate Status prior to amendment, alteration or repeal.

          (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, partners, venturers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, partner, venturer, employee or agent under the policy or policies.

          (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of the payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure the rights, including execution of documents necessary to enable the Company to bring suit to enforce these rights.

          (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

          Section 14.  Duration of Agreement.

          (a) This Agreement shall continue until and terminate upon the later of: (i) the tenth anniversary after Indemnitee has ceased to serve as a director, officer, partner, venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (ii) (A) the final termination or resolution of all Proceedings with respect to Indemnitee commenced during the 10-year period and (B) either (x) receipt by Indemnitee of the indemnification to which Indemnitee is entitled or (y) a final adjudication or binding arbitration that Indemnitee is not entitled to any further indemnification, as the case may be.

          (b) This Agreement shall be binding upon the parties and the Company's successors and assigns and shall inure to the benefit of the parties, the Indemnitee's heirs, devises, executors, administrators and other legal representatives and the Company's successors and assigns.

          Section 15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          Section 16. Identical Counterpart. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          Section 17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

          Section 18. Definitions. For purposes of this Agreement:

          (a) "Change of Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person' attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors.

          (b) "Corporate Status" describes the status of a person who is or was a director, officer, partner, venturer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (whether conducted for profit or not for profit) which such person is or was serving at the request of the Company, whether before or after the Effective Date.

          (c) "Disinterested Director" means a director of the Company who at the time of the vote is not a named defendant or respondent in the Proceeding with respect to which indemnification is being requested.

          (d) "Expenses" shall include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

          (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and. neither currently is, nor in the past five years has been, retained to represent: (i) the Company, any affiliate of the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          (f)  "Official Capacity" means:

               (i) when used with respect to a director, the office of director in the Company, and

               (ii) when used with respect to a person other than a director, the elective or appointed office in the Company held by the officer or the employment or agency relationship undertaken by the employee or agent in behalf of the Company, but

               (iii) in both clauses (i) and (ii) above does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

          (g) "Proceeding" includes any threatened, pending or completed action, suit or proceeding including, but not limited to, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in any of the foregoing and any inquiry or investigation that could lead to an action, suit or proceeding except one initiated by an Indemnitee pursuant to Section 12 of this Agreement to enforce Indemnitee's rights under this Agreement.

          Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          Section 20. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

          Section 21. Notices. All notices, requests, demands and other communications shall be in writing and shall be deemed to have been duly given if (I) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

          (a) If to Indemnitee, at the address indicated on the signature page hereof; and

          (b)  If to the Company:

               The GSI Group, Inc.

               1004 East Illinois Street

               Assumption, Illinois  62510

               Attention:  President


               with a copy to the attention of the Secretary at such address; or

          (c) To such other address as may have been furnished to either party by the other party.

          Section 22. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf as of the date and year first above written.

                                 THE GSI GROUP, INC., a Delaware corporation


                                 By: /s/ John C. Sloan
                                    --------------------------------------
                                 Its:    Chief Executive Officer
                                     -------------------------------------



                                     /s/ Russell C. Mello
                                 -----------------------------------------
                                 Russell C. Mello

                                 c/o The GSI Group, Inc.
                                 P.O. Box 20
                                 Assumption, IL 62510